Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

SRS Contract - Corn Oil Separation System Agreement
THIS CORN OIL SEPARATION SYSTEM AGREEMENT ("COSS Agreement") is entered into this 6th day of October, 2011 (the "Effective Date"), by and between Solution Recovery Services, LLC, a Michigan limited liability company (hereinafter "SRS"), whose principal place of business is located at 7455 Newman Blvd., Dexter, Michigan, USA, and Red Trail Energy LLC, a North Dakota limited liability company (hereinafter "Customer"), whose principal place of business is located at 3682 HWY 8 S, Richardton, ND 58652, USA. SRS and Customer are sometimes referred to individually as a "party" and collectively as the "parties".
Introductory Statements

A.
SRS has developed purification and separation technologies for application as a single source solution for recovery of corn oil as a by-product of ethanol production (the "Corn Oil Product"), together with installation and supporting maintenance and service programs.

B.
Following initial lab samples taken from Customer's business premises, 3682 HWY 8 S, Richardton, ND 58652, USA (the "Customer Premises"), Customer desires to purchase a Corn Oil Separation System and related equipment, as more particularly described in Exhibit A attached hereto (collectively, the "COSS Equipment") from SRS, for the purchase price and upon the terms and conditions hereinafter set forth (the "Equipment Purchase Agreement").

C.
The Equipment Purchase Agreement, together with all other terms, conditions, covenants and obligations of the parties set forth in this COSS Agreement and in the attached and incorporated Exhibits, collectively form this "Agreement".

Agreement
FOR AND IN CONSIDERATION of the above Introductory Statements, which the parties acknowledge to be true and accurate, and the mutual promises, covenants and agreements contained herein, SRS and Customer agree as follows:

1.0	EXHIBITS & TERM

1.1    The following Exhibits are incorporated into and form a part of this Agreement:

Exhibit A    COSS Equipment: Design, Installation & Training
Exhibit B    Technology Service Program
Exhibit C    Site & Customer Requirements; Excluded Items
Exhibit D    Performance Test and Deliverables
Exhibit E    Scope Of SRS Services

1.2    This Agreement shall be binding and enforceable from the Effective Date and shall continue in full force and effect for an initial period of two (2) years (the "Initial Term") from the date that Corn Oil Product of sufficient marketable quality and quantity, is extracted using the COSS Equipment (the "Commencement Date").
1.3    Following the Initial Term, this Agreement shall be automatically renewed annually on each successive anniversary of the Commencement Date for a further one (1) year period, unless otherwise terminated in accordance with the provisions hereof.
1.4    Any reference in this Agreement to measurements of quantity, quality or temperature, to prevailing industry standards, definitions or descriptions, or to currency shall have the meaning ordinarily ascribed to such term or thing in the United States of America.

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

*** Confidential material redacted and filed separately with the Commission.

2.0    EQUIPMENT PURCHASE AGREEMENT

2.1    SRS agrees to sell and deliver the COSS Equipment, inclusive of related design, engineering, electrical hardware, separation modules and start up training to Customer all for which Customer agrees to pay the sum of *** (the "Purchase Price"). SRS also agrees to supply the equipment and services based on a Not To Exceed (NTE) purchase price basis and further agrees to scope change modification deducts as appropriate reflecting process design and deliverable modifications that reduce the cost of the project. See Exhibit A for a full listing of equipment and deliverables on which the NTE price is based. The purchase price is to be paid through a series of progress payments as defined below:

1.	Payment Schedule:

a.	An initial payment of *** is due on the Effective Date.

i.	***

b.	Second scheduled payment in the sum of *** is due immediately upon receipt of the COSS Equipment at the Customer Premises.

c.	A final bill of sale will be issued by SRS upon payment in full for the COSS Equipment.

2.    Performance Runoff:

a.    All payments are subject to a *** holdback (the “Performance Holdback”) payable upon successful completion and approval of the performance test and deliverables checklist by SRS and Customer. The performance test criteria and process is included within Exhibit D. Proper retention by Customer of the Performance Holdback, provided all other required payments under this Agreement are made, shall constitute "payment in full."

2.2    SRS shall retain all right, title and interest in and to the COSS Equipment installed in accordance with this Agreement until payment by Customer for designated equipment is received by SRS, at which time SRS shall deliver a bill of sale to Customer in accordance with section 2.1. In the event Customer has not paid for any COSS Equipment located at Customer's premises, and Customer has failed to pay for such equipment within thirty (30) days following receipt of written notice of default by SRS, SRS shall have the right to enter upon the Customer Premises to remove the COSS Equipment which has not been paid for by Customer.

2.3    Upon receipt of payment in full of the allocated Purchase Price for designated COSS Equipment, SRS shall deliver a final bill of sale to Customer and release the designated COSS Equipment from any applicable security interest.

2.4    Upon receipt of the signed contract from Customer, SRS agrees to commence construction of the COSS Equipment and Customer acknowledges and agrees that the delivery of the COSS Equipment by SRS, subject to delays beyond the control of SRS, is projected to be complete within ***.

2.5    Customer acknowledges that Customer shall be responsible under this Agreement for the Customer Requirements set forth in Exhibit C attached hereto and SRS agrees that all specifications that are required in connection with the installation of the COSS Equipment shall be delivered to Customer in advance and shall be subject to the review and approval by Customer or Customer's engineering consultants. Customer agrees that the Customer Requirements set forth in Exhibit C, subject to delays beyond the control of Customer, is projected to be complete within *** from the Effective Date.

2.6    Upon completion of the installation of the COSS Equipment at the Customer Premises, SRS shall provide training to Customer's designated employees regarding the operation of the COSS Equipment and extraction of the Corn Oil Product.

*** Confidential material redacted and filed separately with the Commission.

2.7    All amounts payable to SRS under this Section 2.0 will be in the form of immediately available funds to an account specified by SRS.

3.0    DELIVERY

3.1    SRS is responsible for all costs related to shipping the COSS Equipment to the Customer. The Equipment is sold F.O.B. Customer Premises.

3.2    SRS agrees to make every effort to deliver the COSS Equipment to the Customer Premises within *** days of execution of the Agreement.

3.3    Customer agrees that it shall be solely responsible for all site and installation preparations assigned to Customer under this Agreement, in accordance with Exhibit C. Customer is responsible for installation of the Equipment.

4.0    LIMITED WARRANTY

4.1    SRS hereby warrants the Equipment to be new, of good quality and free from defects in materials and/or workmanship under normal use and service, with such warranty beginning upon execution of this Agreement and continuing for a period of one (1) year following the Commencement Date (the “Warranty Period”). Should any defect in materials and/or workmanship appear during the Warranty Period, SRS shall, upon notification, correct such defects in material and/or workmanship either by repairing or replacing any defective equipment or components, including all other costs related to the repair and/or replacement, including freight, travel costs and reasonable living expenses, if any, incurred by SRS to perform the warranty work.

4.2    SRS shall not be responsible for any expenses incurred for service or repairs performed by any persons other than SRS authorized service representatives unless such other persons are otherwise expressly authorized by SRS; provided, that this limitation shall not apply to the installation of the equipment by Customer, pursuant to Section 3.3 above, following successful completion and approval of the performance test and deliverables checklist by SRS and Customer. SRS shall not be responsible for replacement or repair of parts or components that are missing or damaged due to service or repairs performed by persons other than SRS authorized service representatives.

4.3    This warranty does not apply to any damage or loss to any component and/or equipment caused by alteration by unauthorized persons, fire, accident, artificially generated electric current, acts of God, misuse or abuse, or any other cause whatsoever other than defects in workmanship and/or materials.

4.4    This warranty shall be null and void if the Equipment is abused, operated beyond rated capacities or not operated and maintained in strict accordance with all manuals and instructions.

4.5    The following are expressly excluded from this warranty and are not covered by any other warranty given by SRS, express or implied:

4.5.1    Pump mechanical seals, impellers, diaphragms and check seals;

4.5.2    Bowl seal kits;

4.5.3    Clutch pads;

4.5.4    Electrical Breakers;

4.5.5	Centrifuge bowl gaskets, bowl valve gaskets, inlet-outlet flow unit gaskets for unions, intermediate and regulating disks;

4.5.6	Vacuum and pressure relief valves whose settings have been altered without express authorization from SRS; and

4.5.7	Any equipment manufactured by a third party and covered under the standard manufacturer's warranty.

4.6    All replacement parts hereunder are themselves warranted until the end of the warranty period set forth in Section 4.1 hereof.

4.7    This warranty is non transferable and shall become null and void upon the sale or other disposition of any part of the Equipment to any other party other than Customer, provided that this exception shall not apply in the event of the sale of all or substantially all the ethanol plant assets by Red Trail Energy LLC, or other acquisition transaction involving Red Trail Energy LLC membership interests.

5.0    INDEPENDENT CONTRACTOR

5.1    It is understood that SRS and Customer are independent contractors and neither entity is an employee, agent, partner, or joint venturer of the other party.

5.2    SRS agrees that its employees and/or its agents and subcontractors will follow the existing safety procedures, rules and guidelines of the Customer ethanol facility.

5.3    Neither Customer nor SRS shall have any authority to bind or transact any business or to incur any obligations or liabilities on behalf of the other, or represent to anyone that it has a right to do so.

5.4    Except as may be required by law, there shall be no withholdings, including without limitation of any federal, state or local taxes, from the payments due SRS hereunder and SRS and Customer acknowledge and agree each shall be solely responsible for payment of its own workers' compensation, payroll and other taxes with respect to the subject matter of this Agreement.

5.5    SRS and Customer represent and warrant to the other that their respective shareholders, officers, directors, managers, members, employees, contractors and agents are not nor shall be entitled to claim nor receive any personal benefits whatsoever from the other.

5.6    SRS and Customer represent and warrant to one another that each shall comply with all applicable federal, state and local laws and regulations, including any and all laws regarding the payment of taxes, duties or other charges levied on account of their respective businesses.

6.0    TERMINATION

6.1    Either Party shall have the right to terminate this Agreement at any time “for cause” in the event of a material breach of the terms of this Agreement by the other, including SRS's representations and warranties hereunder, and the failure of the breaching Party to cure or remedy such material breach within thirty (30) days after receipt of a notice of such default. Cause for termination shall include, but not be limited to:

6.1.1	The failure of a party to make any payment due hereunder within thirty (30) days of its due date, and such nonpayment is not cured within thirty (30) days after receipt of a notice of default.

6.1.2
The denial by Customer to SRS to enter upon the Customer Premises or access to the COSS Equipment as provided herein, and such default is not cured within fifteen (15) days after receipt of a notice of default by SRS to Customer.

6.1.3	The failure of SRS or Customer to comply with any obligation hereunder, and such default is not cured within fifteen (15) days after receipt of a notice of default by the non-defaulting party to the other party, describing with particularity the nature of the default.

6.1.4
The other party shall become insolvent, file for bankruptcy or have an involuntary bankruptcy filed against such party, or such party shall generally fail to pay, or shall admit in writing its inability to pay, debts as they become due, with such termination being effective upon receipt of notice of such default.

6.2    This Agreement shall continue in full force and effect until the earlier of (1) termination of this Agreement in accordance with the provisions hereof, or (2) by mutual written agreement of the parties; provided that, the termination or expiration of this Agreement will not affect any accrued obligation of a party not performed by such party prior to the date of such termination or expiration and such obligation, including all representations and warranties set forth in this Agreement, will survive the termination or expiration hereof. Following payment in full for the COSS Equipment, this Agreement may be terminated by either party hereto at the end of the Initial Term or any renewal term by delivery of written notice of such termination to the other party not less than sixty (60) days prior to the expiration of the Initial Term or the applicable renewal term. If Customer has paid in full for the Equipment at the time of termination, Customer shall continue to have full ownership of and title to the COSS Equipment.

6.3    All representations and warranties and indemnification obligations of SRS and Customer in this Agreement shall survive the termination or expiration of this Agreement.

7.0    EQUIPMENT PERFORMANCE TEST

7.1    Following completion of the installation of the COSS Equipment at the Customer facility, SRS shall have fifteen (15) days or such additional time as may be reasonably required to conduct a performance evaluation of the COSS Equipment to determine the quality and anticipated annual quantity of recoverable Corn Oil Product (the “Performance Test”) and to deliver the results of the evaluation (the “Performance Results”) for review and approval by Customer. The detailed protocol is included within this Agreement as Exhibit D.

7.2    In the event that the Performance Test criteria detailed in Exhibit D are not achieved, SRS shall, at its option, have up to thirty (30) days, or such additional time as may be reasonably required, to undertake appropriate modifications to the COSS Equipment and conduct further performance evaluations, the results of which (the “Revised Results”) shall be delivered for review and approval by Customer. The initial fifteen (15) day performance evaluation period, together with the SRS cure period if required, are collectively referred to as the “Test Period”.

7.3    If, following the Test Period, the operational parameters of the Performance Test are not met as stated in Exhibit D, the Performance Holdback will be retained by Customer as the sole and exclusive remedy for failure to meet the Performance Test criteria.

8.0    COMPLIANCE WITH LAWS

8.1    Each party shall be solely responsible for compliance with all applicable laws pertaining to the activities contemplated by this Agreement, within their respective jurisdictions; provided that, each party agrees to take all reasonable steps necessary and to use its best efforts to cooperate with the other to comply with all such laws as are applicable to the transactions contemplated hereby.

9.0    INTELLECTUAL PROPERTY & MARKS

9.1    Except to the extent permitted by this Agreement, or as required pursuant to Court order or applicable law, neither Customer nor SRS, for any reason or at any time, shall disclose to any person, corporation, partnership, joint venture or other entity or individual confidential information relating to the COSS Equipment or processes, products, apparatus, intellectual property or trade secrets of the other, whether such confidential information is provided verbally or in writing. Upon the request of SRS, Customer agrees to obtain non-disclosure covenants from employees,

*** Confidential material redacted and filed separately with the Commission.

agents and contractors involved in the performance of this Agreement or the installation, operation or maintenance of the COSS Equipment with terms substantially similar to those contained herein.

9.2    Neither Customer nor SRS shall acquire any right whatsoever under this Agreement to any goodwill, patent, trademark, copyright or other intellectual property rights of the other party. Should any such rights become vested by operation of law or otherwise in a party during the term of this Agreement or afterwards, such party hereby assigns any and all such rights to the other, without cost or other consideration; provided that nothing contained herein shall require a party to assign any goodwill, patent, trademark, copyright or other trade secret relating exclusively to products or material now or hereafter owned thereby unrelated to the subject matter of this Agreement.

9.4    SRS represents and warrants to Customer that it has valid and exclusive title and ownership in and to all of the COSS Equipment sold to Customer pursuant to this Agreement.

9.5    SRS further represents and warrants to Customer that, to its knowledge and as of the Effective Date: (i) it is the owner or authorized user of any intellectual property rights embodied or represented in the COSS Equipment; (ii) it has full right, power and authority to sell the COSS Equipment to Customer, free and clear of liens, security interests and encumbrances, and (iii)***

10.0    INDEMNITIES

10.1    SRS shall not be liable to Customer, or to Customer's agents, employees, contractors, customers or invitees (other than SRS or its employees or agents) or to any other person whomsoever for any injury or damage to person or property, or for any loss of production or profit, or any environmental contamination resulting from, caused by or arising out of any negligent act or omission of Customer, its agents, contractors, employees or invitees (other than SRS or its employees or agents) or any other person entering upon the Customer Premises for any reason. Customer shall defend, with counsel acceptable to SRS, indemnify, and hold harmless SRS and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from (1) any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (collectively, a “Loss”) arising from any occurrence on the Customer Premises caused by Customer, its agents, employees, contractors, customers or invitees (other than SRS or its employees or agents) or (2) a Loss of any kind resulting from or arising out of any breach of this Agreement by Customer.

10.2    Customer shall not be liable to SRS, or to the agents, employees, contractors, customers or invitees of SRS (other than Customer or its employees or agents) or to any other person whomsoever for any injury or damage to person or property, or for any loss of production or profit, or any environmental contamination resulting from, caused by or arising out of any negligent act or omission of SRS, its agents, contractors, employees or invitees (other than Customer or its employees or agents). SRS shall defend, with counsel acceptable to Customer, indemnify, and hold harmless Customer and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from (1) any Loss arising from any occurrence on the Customer Premises caused by SRS, its agents, employees, contractors, customers or invitees (other than Customer or its employees or agents) or (2) a Loss of any kind resulting from or arising out of any breach of this Agreement by SRS.

10.3    Other than as a claim by GS (for which Customer shall be solely responsible, as defined in Section 10.4), SRS shall defend (through counsel of its selection and at its expense) and, as set forth herein, indemnify and hold harmless Customer and its representatives and agents from and against claims, demands, liabilities, causes of action, suits, judgments, damages and expenses arising out of any allegation of infringement of any of the claimant's patents related to Customer ownership or use of the COSS Equipment or production of Corn Oil Product pursuant to this Agreement.  If the COSS Equipment is claimed to be infringing, or SRS believes that it is likely to infringe, then SRS may, at its sole option and in full satisfaction of its obligations under this Section, either: (i) procure for Customer the right to continue using the equipment; or (ii) replace or modify the equipment such that it is non-infringing but maintains substantially the same functionality.  If SRS defends infringement allegations which result in a final

*** Confidential material redacted and filed separately with the Commission.

judgment of liability or settles such allegations, including under subsection (i) above, Customer agrees that it, and not SRS, shall be responsible for any royalty based damages or settlement related to corn oil production revenue and that SRS shall be responsible for any lost profit or analogous damages or settlement attributable directly to the purchase of the COSS Equipment.  Customer agrees that, irrespective of any request for injunctive relief or injunction order, that at no time shall Customer be entitled to any refund of the amounts paid to SRS under this Agreement or to any other types of damages. Customer, may, at its own expense, retain counsel of its selection in addition to counsel appointed by SRS in any action in which SRS is providing a defense under this Section.  SRS is empowered to negotiate and settle under this provision, subject only to Customer's approval which shall not unreasonably be withheld.

10.4    ***

10.5    In no event shall either party be liable to the other party in connection with this Agreement, regardless of the form of action or theory of recovery, for any: (a) indirect, special, exemplary, consequential, incidental or punitive damages, even if that party has been advised of the possibility of such damages; (b) lost profits, lost revenues, lost business expectancy, business interruption losses and/or benefit of the bargain damages; and/or (c) direct damages in an amount in excess of the amounts actually received in payment by SRS under this Agreement. Notwithstanding the foregoing, the limitations set forth in this Section shall not apply to (i) either party's breach of its confidentiality obligations under this Agreement; and/or (ii) either party's infringement, misappropriation or violation of the other party's intellectual property rights. Any claim arising out of this Agreement must be initiated within three (3) years of the date the party knew, or reasonably should have known, of the existence of such claim against the other party.  The indemnities of this Section are not intended to indemnify any party or its representatives and agents against the consequences of their own negligence or fault.

10.6    In order to receive the indemnification in this Section, the party seeking the indemnification must promptly notify the other party of the assertion of the claim; allow the other party to retain sole and exclusive control over the defense and/or settlement of the claim; and cooperate with the other party, at the other party's expense, in the defense and/or settlement of the claim.

11.0    NON-SOLICITATION

11.1    Neither SRS nor Customer shall employ or attempt to employ directly or indirectly any person employed by the other during the existence and for a period one year after the termination of this Agreement, nor induce or influence, or attempt to do so, any person who is engaged as an employee, agent, independent contractor, or representative, or otherwise by SRS or Customer to terminate his or her relationship therewith or to engage or otherwise participate in any business or activity which is competitive with the business conducted by SRS or Customer.

12.0    GOVERNING LAW

12.1    This Agreement, and any disputes that arise hereunder, are governed by the laws of the State of North Dakota, without regard to conflicts of laws principles and any controversy or claim arising out of or related to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in North Dakota, under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction therein.

13.0    MISCELLANEOUS

13.1    The parties agree that that terms of this Agreement, including without limitation, all price and performance terms are confidential and constitute "confidential information" not to be disclosed by either party. For purposes of this Agreement, the term "confidential information" includes any business, financial, sales, pricing or technical information or data and like materials furnished by a party regarding, without limitation, the COSS Equipment and the processes employed in connection therewith. Confidential information shall not include any information which is in the public domain, otherwise than through action which constitutes a default of such party's confidentiality obligations under this Agreement.

13.2    The parties hereto shall not assign or transfer any rights or obligations under this Agreement without the prior written consent of the other, not to be unreasonably withheld, conditioned or delayed, provided that that this provision shall not apply in the event of the sale of all or substantially all the ethanol plant assets by Red Trail Energy LLC, or other acquisition transaction involving Red Trail Energy LLC membership interests.

13.3    This Agreement shall be binding on and insure to the benefit of the parties and their respective successors and assigns.

13.4    No failure or delay by any party to this Agreement in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any terms, provision or condition of this Agreement shall be deemed to be or construed as a further or continuous waiver of such term, provision or condition. Time shall be of the essence of this Agreement.

13.5    The unenforceability or invalidity of any section, subsection or provision of this Agreement shall not affect the enforceability or validity of the rest of this Agreement.

13.6    Any notices shall be deemed given when personally delivered, telexed, faxed, or sent certified mail, return receipt requested, to the address of the parties first above written, or to the party at its last known address or fax number.

13.7    This Agreement and attached Exhibits constitute the entire Agreement between the parties and supersede all prior agreements, proposals, understandings and arrangements by or between the parties or any affiliated individuals or entities. This Agreement may only be amended or modified by a writing signed by the parties hereto.

13.8    This Agreement may be executed and delivered by the Parties hereto by facsimile and in counterpart, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. A facsimile copy of this Agreement executed by both parties, including in counterpart, shall be deemed to be an original.

13.9    The parties hereto both acknowledge that they have reviewed this Agreement with their own independent counsel prior to entering into this Agreement.

13.10    Each party represents and warrants to the other that it has the full authority, power and right to execute, deliver and perform its obligations under this Agreement and that the individual signing on its behalf is authorized to do so pursuant to the requirements of its organizational and governing documents.

[Signatures appear on next page following.]

IN WITNESS WHEREOF, the parties hereto have authorized the individuals whose signatures appear below to sign this Agreement with full authority to bind the parties hereto.

CUSTOMER: Red Trail Energy LLC, a North Dakota limited liability company
By:	/s/ Gerald Bachmeier
Name: Its:	Gerald Bachmeier C.E.O. I have the authority to bind the corporation.
By:	SRS: SOLUTION RECOVERY SERVICES, LLC a Michigan limited liability company
By:	/s/ Philip Schoof
Name: Its:	Philip Schoof SR. V.P., General Manager I have the authority to bind the company.

Exhibit A
COSS Equipment: Design, Installation and Training

1.0     TECHNOLOGY DELIVERABLES

SRS will provide the components of the proprietary COSS system to the Red Trail Energy LLC, Richardton, North Dakota facility. The deliverables relating to providing the COSS system are detailed in the following sections:

1.1     Process Design and Engineering Drawings

Two sets of the following documentation will be provided in English along with all measurements and dimensions in English units unless otherwise stated. Any items not expressly mentioned below are not included in this offer.

•	Piping and Instrument Diagrams - including instrument control loops, pipe diameter and material, insulation and steam tracing locations, and utility connection locations.

•	Equipment Arrangement Drawings (layout) - for the main equipment in the delivery indicating approximate static loads for all items weighing more than 100 kg.

•	Specifications for Equipment and Instrumentation for purchase by SRS as shown on the P&ID.

•	Operating Instructions including process recommendations.

•	Maintenance Manuals for delivered equipment with technical descriptions; and instructions for start up, operation, maintenance and repair.

•	Major Equipment, Instrumentation and Electrical Horsepower Lists.

•	Electrical Drawings.

•	Two (2) sets of blueprints and one (1) electronic original (Adobe PDF) of all final drawings.

Preliminary Drawings and Material Lists will be submitted for approval by Purchaser. Purchaser will have five (5) working days to propose changes and the drawings will then be issued for fabrication and material ordering. Costs for changes requested by the Purchaser, whether involving proposed or additional materials, equipment or engineering, shall be reimbursed by the Purchaser to SRS.

1.2     Included COSS Components

The following are the primary components for the COSS System:

•	PCOSS Module:

◦	Automated Inlet Brush Screen: This unit will enhance the separation process and efficiency and protect the down stream components. This unit is stainless construction.

◦	Automated Inlet Control System: This system integrates with the evaporator system to provide a controlled inlet to the COSS system.

◦	Instrumentation including necessary level/pressure switches, flow indicator, solenoid valves, sight glasses and pressure/temperature indicators as required for good operational control.

◦	Primary Centrifugal Separator: SE 602 ESX centrifugal separator.

◦	Integrated CIP System: Automated valves and pumping systems to accommodate clean in place with caustic and or water.

◦	Pillar Mounted Jib Crane to remove bowl

•	Intermediate Process Tanks:

◦	Series of two (2) 900 gallon stainless steel cone bottom insulated tanks with fixed internal weirs, one fitted with a rotating bottom sweep.

◦	Automated decantation system including actuated valving and pump system to periodically remove heavy phase.

•	Feed and Syrup Return System:

◦	Valves and controls to enable pressurized feed and controlled syrup return.

◦	Actuated valves, piping, and controls to accommodate bypassing of COSS units and return of the fluid to the main process stream.

◦	Feed pump assembly.

◦	Return pump package assembly.

◦	Feed pump control panel.

•	Centralized Process Control system:

◦	Control panel with Allen-Bradley PLC and PC based touch screen control interface.

◦	Ethernet connectivity for remote monitoring and controls.

◦	Electrical equipment including motor starters, breakers, racks, lighting fixtures, conduit, and wiring.

•	Oil Storage and Load-out Systems:

◦	Two (2) 13,000 gallon, cone bottom atmospheric storage tanks, level sensors and controls.

◦	Oil Storage Pump, centrifugal type, complete with motors, couplings and base plates.

◦	Tank Truck Load Package complete with control panel and safety shut off device.

◦	Additional touch screen interface to be located at load out platform

•	Additional Items:

◦	None

1.3     General Specifications

Additional general specifications are detailed within the following bulleted list of items:

•	All materials will be designed for use in non-hazardous areas per the National Electric Code.

•	Skids will be built to ASME B31.3 standards, but none of the items will be code stamped.

•	Electric Motors - all motors are of totally enclosed design for alternating current of normal voltage and frequency. All motors 1/2 H.P. and greater are 460V 3-Phase/60 Hz.

•	Materials not explicitly specified are generally either high grade carbon steel or cast iron. Stainless steel is of quality AISI 304 and acid resistant steel of quality AISI 316 or equivalent.

•	Not Included in Delivery: The delivery includes only the items clearly identified in this quotation.

•
Battery limits are defined as the connection point for mentioned items supplied or specified by SRS. All items outside the PCOSS Module and Process Tank Skid battery limits will be assembled by Customer.

1.4     COSS System Installation Project Management and Assistance

•	Collaboration with Customer engineering staff to design the site improvements.

•	Routine site construction assistance and consultation.

2.0    SYSTEM STARTUP, COMMISSIONING AND TRAINING

SRS will provide, for a minimum of three (3) working days, coverage by SRS Engineering and Technical Services personnel specialized in the COSS equipment for the supervision of the start-up of the COSS.

The training program offered will include not only the maintenance and operation of the system but a detailed explanation of corn oil separation by means of weight separation. The training will include, at a minimum, the four primary areas defined below and will require up to three days of both classroom and hands on instruction.

•	Principles of Weight Separation and Corn Oil Separation

◦	Stillage / Corn Oil separation and purification of crude corn oil

◦	Weight separation and theory of operation

◦	Optimization and maximum yield

•	Primary Centrifuge and Weight Separation Overview

◦	System design

◦	Disassembly and assembly

◦	Drive mechanism

◦	High speed disc configuration and bowl design

◦	Purging mechanisms

◦	Bowl repair and adjustments

•	The Entire Module and Controls Overview

◦	Control panel components

◦	Touch screen interface, timers and sensing devices

◦	Controlling the purge

◦	Controlling separation

•	Preventative Maintenance and Repair Overview

◦	Centrifuge bowl inspection

◦	Cleaning components correctly

◦	Drive mechanism - belt and gear

◦	Purge diagnostics

◦	Module controls and diagnostics

◦	Ordering spare parts

*** Confidential material redacted and filed separately with the Commission.

Exhibit B
Technology Service Program (TSP)
Customer shall have until the date the second scheduled payment is due to elect to participate in the TSP. If so elected on or before such time, Customer will pay to SRS, for the duration of the Agreement, a TSP fee (Silver Service Package) equal to *** per pound of crude corn oil shipped or otherwise utilized as compensation for technology and services provided pursuant to scope of services detailed within Exhibit E.

*** Confidential material redacted and filed separately with the Commission.

Exhibit C
Site & Customer Requirements; Excluded Items

All equipment, engineering, services, drawings, etc., not specifically detailed in this contract will be provided by others.

1.0 Materials AND SUPPLIES not Included

•	Process materials, operating supplies such as feedstock, reagents, and chemicals.

•	Utilities such as condensate, caustic, process water, instrument air and electrical power in quantities, pressures and temperatures as stated in the project drawings.

2.0 SERVICES NOT INCLUDED

•	Offloading, installation, and rigging of all equipment and skid assemblies.

•	Termination of all Electrical and Mechanical at Battery Limits.

•	Piping, instrumentation, and power between various skids and control panels.

•	Soils test or investigation.

•	Environmental impact report or other required regulatory approvals/reviews/permits.

•	Construction, electrical or building permits and inspections.

•	Demolition drawings.

•	Review of any drawings supplied by other engineering companies.

•	Installation bills of material.

•	Operation of the COSS system on a day-to-day basis.

3.0 MANAGEMENT OF THE SITE IMPROVEMENTS NOT INCLUDED

Site improvements are to be coordinated and carried out by Customer or Customer's general contractor. SRS will provide engineering consultation for the site improvements.

•	Mechanical

◦	Piping, valves, pumps, heat tracing, insulation and instrumentation for stillage transfer.

◦	Piping, valves, pumps, heat tracing, insulation and instrumentation for clean oil storage.

◦	Clean oil transfer line.

◦	Utility supplies to the COSS modules (condensate, CIP, process water, instrument air).

◦	Piping connections between the prefabricated PCOSS and Tank skids.

•	Electrical

◦	Controls and power wiring on stillage transfer system ***.

◦	Controls and power wiring on tank farm ***.

◦	Supply power ***.

◦	Power and control wiring ***.

•	Structural

◦	Containment for Tanker Truck Loading and Storage Tanks.

◦	Foundations for Storage Tanks and Loading Platforms.

◦	Prefab unit or building ***.

◦	Obtaining all required building permits, as well as obtaining inspections and approvals of all state and local regulatory agencies having jurisdiction.

◦	***.

4.0 UTILITY REQUIREMENTS - PROVIDED BY CUSTOMER

***

All required process variables above shall be as measured at COSS battery limits.

*** Confidential material redacted and filed separately with the Commission.

EXHIBIT D
Process Performance Test and Deliverables

SRS and Customer will conduct a Process Performance Test following installation of the Equipment.

1.0 TEST PROTOCOL

The COSS system will be tested for up to a three (3) day duration to evaluate the separation and operational performance.

1.	Testing will commence immediately or as soon as practical upon completion of installation.

2.	The COSS system will be started up and operated by SRS personnel for the entire testing duration.

3.	The individual systems will be evaluated and monitored including validation of proper operation of the following components:

a.	***

b.	***

c.	***

d.	***

4.	The Performance Test Criteria are as specifically detailed as follows:

Extraction Performance Test Criteria	Objective	Performance
***
***	***
***	***
***	***

2.0 FEEDSTOCK PROFILE

1.	The Test Criteria were set based on a typical plant of your size and general location. The feedstock profile is as follows:

Feedstock Profile Item	Parameter
***	***
***	***
***	***
***	***
***	***
***	***

2.
In the event the plant is not operating as per the feedstock profile, Customer has the option to adjust plant to the agreed upon profile to perform the Performance Runoff or to waive the Performance Runoff and pay the Performance Holdback.

3.
3.0 DELIVERABLES CHECK LIST

SRS and Customer will review the equipment components and operation to validate the COSS system components have been delivered, installed and are operational. The following table represents the checklist of deliverables:

*** Confidential material redacted and filed separately with the Commission.

Operational Integrity and Deliverables Checklist	Operates or serves as designed, delivered or completed/performed
Process Design and Engineering Drawings
Final as build drawings
Piping and Instrument Diagrams
Operating Instructions, Manuals
Training and start-up assistance
3 day start-up assistance
Class room and hands on 3 day training
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***

*** Confidential material redacted and filed separately with the Commission.

Exhibit E

Scope of SRS Technology Services

The SRS Technology Service Program is designed to augment the daily operational, maintenance and repair duties of the customer wherein the customer has primary responsibility to operate, maintain and repair the equipment and process. The SRS program supplies specialized technology parts, repair assistance and oversight.

SRS will provide routine technical and operational support a minimum of *** per week to include the following categorical supporting components:

•	Repair and maintenance

•	Sample collection and evaluation

•	Preventative maintenance

•	Key component cleaning and inspection

•	Equipment calibration

•	Process optimization

1.    PARTS AND SPARES

SRS will maintain an inventory of primary and perishable service parts for the Equipment at our Dexter, Michigan facility and our Omaha, Nebraska facility. Additional spare parts will be stocked on location at the Customer's Premises and all parts and repair consumables will be provided as part of the service program with the following exceptions:

a.
The Technology Service Program does not cover any damage or loss to any component and/or equipment caused by alteration by unauthorized persons, fire, accident, artificially generated electric current, acts of God, misuse or abuse, or any other cause whatsoever other than defects in workmanship and/or materials.

b.
The Technology Service Program does not cover damage to Equipment if the Equipment is abused, operated beyond rated capacities or not operated and maintained in strict accordance with all manuals and instructions.

2.    EMERGENCY RESPONSE

SRS will monitor the operation and, whenever possible, make appropriate corrective actions remotely and the SRS technical staff will consult directly with Customer's trained operations staff to remedy any operational or repair issues. If the issue cannot be resolved via the remote monitoring and telephone consultation and require resolution prior to the next scheduled routine maintenance, SRS will provide on-site emergency response within a ***.

3.     DIVISION OF RESPONSIBILITIES

The SRS Technology Service Program will enhance the daily operational, maintenance and repair duties of the customer. The objective of this Division of Responsibility (DOR) is to define which party is responsible for production of an activity/deliverable. The DOR is not intended to define reviews and/or approvals. For specialized operations such as centrifuge bowl repair, SRS will work with the customer staff to conduct repair and maintenance efforts.

	RED TRAIL ENERGY LLC	SRS
ENGINEERING & DESIGN
***		X
***	X
***		X
***		X

*** Confidential material redacted and filed separately with the Commission.

***		X
***	X	X
***	X	X
***	X	X
***	X	X
***	X	X
***	X	X
***	X
***		X
***	X
***	X
***		X
***	X
***	X
***		X
***		X
***		X
***	X
***	X
***
PROCUREMENT
***		X
***		X
***		X
***		X
***	X
***		X
***	X
***		X
***	X
***		X
***		X
CONSTRUCTION
***	X
***		X
***	X
***	X	Support
***	X
***	X
***	X
***	X
***	X
***	X
***	X
***	X
***	X
***	X
***	X
***	X (Install)	X (Provide)

*** Confidential material redacted and filed separately with the Commission.

COMMISSIONING / START-UP
***	X
***	X	X
***	X	X
***	X	X
***	X
***		X
***		X

PROJECT MANAGEMENT
***	X	X
***	X	X
***	X
***	X	X
***	X	X
***	X
***	X	X
***	X
***	X